PRESS RELEASE Jeffrey Schnell Vice President, Investor Relations T + 1 201 207 3029 jeffrey.schnell@entegris.com

Exhibit 99.1

ENTEGRIS REPORTS RESULTS FOR SECOND QUARTER OF 2026

•Net sales of $883 million.
•GAAP diluted EPS of $0.61.
•Non-GAAP diluted EPS of $0.93.

BILLERICA, Mass., August 4, 2026 - Entegris, Inc. (NASDAQ: ENTG), today reported its financial results for the Company’s second quarter ended June 27, 2026.
Dave Reeder, Entegris’ President and Chief Executive Officer, said: “We delivered another strong quarter, exceeding our guidance across all key metrics as improving semiconductor demand and accelerating customer capital investments drove double-digit growth across both our unit and capex-related businesses. Our operational initiatives continued to enhance profitability and cash generation, further strengthening our financial position. The next phase of semiconductor investment is underway, and with market-leading positions across our portfolio, growing participation at the industry's most advanced technology nodes, and a strong innovation engine, we are uniquely positioned to translate this opportunity into sustained growth and long-term shareholder value.”

Quarterly Financial Results Summary
(in millions, except percentages and per share data)

GAAP Results	Jun 27, 2026	Jun 28, 2025	Mar 28, 2026
Net sales	$883.2	$792.4	$811.9
Gross margin - as a % of net sales	47.6%	44.4%	46.9%
Operating margin - as a % of net sales	18.6%	13.4%	17.4%
Net income	$93.6	$52.8	$92.0
Diluted earnings per common share	$0.61	$0.35	$0.60

Non-GAAP Results	Jun 27, 2026	Jun 28, 2025	Mar 28, 2026
Adjusted gross margin - as a % of net sales	47.6%	44.6%	46.9%
Adjusted operating margin - as a % of net sales	24.5%	20.9%	23.6%
Adjusted EBITDA - as a % of net sales	28.4%	27.3%	27.8%
Diluted non-GAAP earnings per common share	$0.93	$0.66	$0.86

Third Quarter of 2026 Outlook
For the Company’s guidance for the third quarter ending September 26, 2026, the Company expects sales of $905 million to $935 million. The Company expects GAAP net income to be between $116 million and $128 million and diluted earnings per common share is expected to be between $0.75 and $0.83. On a non-GAAP basis, the Company expects diluted earnings per common share to range from $0.96 to $1.04, reflecting net income on a non-GAAP basis in the range of $148 million to $160 million. The Company also expects Adjusted EBITDA of approximately 28.0% to 29.0% of sales.
Segment Results
The Company currently operates in two segments:
Materials Solutions (MS): MS provides materials-based solutions, such as chemical vapor and atomic layer deposition materials, chemical mechanical planarization slurries and pads, ion implantation specialty gases, formulated etch and clean materials, and other specialty materials that enable our customers to achieve better device performance and faster time to yield, while providing for lower total cost of ownership.
Advanced Purity Solutions (APS): APS offers filtration, purification and contamination-control solutions that improve customers’ yield, device reliability and cost by ensuring the purity of critical liquid chemistries and gases and the cleanliness of wafers and other substrates used throughout semiconductor manufacturing processes, the semiconductor ecosystem and other high-technology industries.
Second Quarter Results Conference Call
Entegris will hold a conference call to discuss its results for the second quarter on Tuesday, August 4, 2026, at 9:00 a.m. Eastern Time. Participants should dial 833-316-1983 or +1 785-838-9310, referencing confirmation ID: ENTGQ226. Participants are asked to dial in 10 minutes prior to the start of the call. For the live webcast and replay of the call, please Click Here.
Management’s slide presentation concerning the results for the second quarter will be posted on the Investor Relations section of www.entegris.com.

About Entegris
Entegris is a leading supplier of critical advanced materials and process solutions for the semiconductor and other high-technology industries. Entegris has approximately 7,700 employees throughout its global operations and is ISO 9001 certified. It has manufacturing, customer service and/or research facilities in the United States, Canada, China, Germany, Israel, Japan, Malaysia, Singapore, South Korea, and Taiwan. Additional information can be found at www.entegris.com.

Non-GAAP Information
The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted Net Sales, Adjusted EBITDA, Adjusted Gross Profit, Adjusted Segment Profit, Adjusted Operating Income, non-GAAP Net Income, non-GAAP Adjusted Operating Margin and diluted non-GAAP Earnings Per Common Share, together with related measures thereof, are considered “non-GAAP financial measures” under the rules and regulations of the Securities and Exchange Commission. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company provides supplemental non-GAAP financial measures to better understand and manage its business and believes these measures provide investors and analysts additional and meaningful information for the assessment of the Company’s ongoing results. Management also uses these non-GAAP measures to assist in the evaluation of the performance of its business segments and to make operating decisions. Management believes that the Company’s non-GAAP measures help indicate the Company’s baseline performance before certain gains, losses or other charges that may not be indicative of the Company’s business or future outlook, and that non-GAAP measures offer a more consistent view of business performance. The Company believes the non-GAAP measures aid investors’ overall understanding of the Company’s results by providing a higher degree of transparency for such items and providing a level of disclosure that will help investors generally understand how management plans, measures and evaluates the Company’s business performance. Management believes that the inclusion of non-GAAP measures provides greater consistency in its financial reporting and facilitates investors’ understanding of the Company’s historical operating trends by providing an additional basis for comparisons to prior periods. The reconciliations of GAAP net sales to Adjusted Net Sales (excluding divestiture), GAAP gross profit to Adjusted Gross Profit, GAAP segment profit to Adjusted Operating Income, GAAP net income to Adjusted Operating Income and Adjusted EBITDA, GAAP net income and diluted earnings per common share to non-GAAP Net Income and diluted non-GAAP Earnings Per Common Share and GAAP outlook to non-GAAP outlook are included elsewhere in this release.

Entegris, Inc. - page 2 of 13

Cautionary Note on Forward-Looking Statements
This news release contains “forward-looking statements”. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based on current management expectations and assumptions only as of the date of this Quarterly Report. They are not guarantees of future performance and they involve substantial risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, but are not limited to, fluctuations in the demand for semiconductors and the overall volume of semiconductor manufacturing; the impact of global economic uncertainty, including financial market volatility, which may result in lower consumer spending, inflationary pressures, a higher interest rate environment, an economic recession, and bank instability; supply chain interruptions and the Company’s dependence on sole, single, and limited source suppliers and related raw material shortages and cost increases; operational, political, legal and other risks associated with the Company’s international operations, including challenges in hiring and integrating workers in different countries, maintaining appropriate business practices across the varied jurisdictions in which we operate, and engaging and managing global, regional and local third-party service providers; risks related to geopolitical uncertainty and regional and global instabilities and hostilities, including, but not limited to, the ongoing conflicts between Ukraine and Russia, and conflicts in the Middle East, as well as the global responses thereto; export controls, economic sanctions, and similar restrictions; the concentration and consolidation of the Company’s customer base; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and to introduce new products to meet customers’ rapidly changing requirements; manufacturing and other operational disruptions or delays; IT system failures, network disruptions, and cybersecurity risks; tariffs, additional taxes and other protectionist measures resulting from international trade disputes, strained international relations and changes in foreign and national security policy; the risks associated with the use and manufacture of hazardous materials; goodwill impairment; challenges in attracting and retaining qualified personnel; the Company’s ability to protect and enforce intellectual property rights; artificial intelligence; the Company’s environmental, social, and governance commitments; legal and regulatory risks, including changes in laws and regulations related to the environment, health and safety, accounting standards, and corporate governance, across the jurisdictions in which the Company operates; changes in taxation or adverse tax rulings; the ability to obtain government incentives and the possibility that competitors will benefit from government incentives for which the Company does not qualify; the amount and consequences of the Company’s indebtedness, the Company’s ability to repay its debt and to obtain future financing, and the Company’s obligations under its current outstanding credit facilities; volatility in the Company’s stock price; the payment of cash dividends and the adoption of future share repurchase programs; the Company’s ability to effectively implement any organizational changes; substantial competition; the Company’s ability to identify, complete and integrate acquisitions, joint ventures, divestitures or other similar transactions; the impacts of climate change; and other matters. These risks and uncertainties also include, but are not limited to, the risk factors and additional information described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on February 11, 2026, including under the heading “Risk Factors” in Item 1A, and in the Company’s other periodic filings with the SEC. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company undertakes no obligation to update any forward-looking statements or information contained herein, which speak as of their respective dates.
Entegris, Inc. - page 3 of 13

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In millions, except per share data)
(Unaudited)

	Three months ended
	Jun 27, 2026	Jun 28, 2025	Mar 28, 2026
Net sales	$883.2	$792.4	$811.9
Cost of sales	463.2	440.9	431.1
Gross profit	420.0	351.5	380.8
Selling, general and administrative expenses	126.5	115.1	117.6
Engineering, research and development expenses	82.8	84.3	75.3
Amortization of intangible assets	46.1	46.0	46.3
Operating income	164.6	106.1	141.6
Interest expense, net	46.7	50.5	47.0
Other expense (income), net	7.8	(0.2)	1.4
Income before income tax expense	110.1	55.8	93.2
Income tax expense	16.5	2.8	1.0
Equity in net loss of affiliates	—	0.2	0.2
Net income	$93.6	$52.8	$92.0

Basic earnings per common share	$0.61	$0.35	$0.60
Diluted earnings per common share	$0.61	$0.35	$0.60

Weighted average shares outstanding:
Basic	152.8	151.6	152.3
Diluted	153.6	151.9	153.2

Entegris, Inc. - page 4 of 13

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In millions, except per share data)
(Unaudited)

	Six months ended
	Jun 27, 2026	Jun 28, 2025
Net sales	$1,695.1	$1,565.6
Cost of sales	894.3	857.6
Gross profit	800.8	708.0
Selling, general and administrative expenses	244.1	218.4
Engineering, research and development expenses	158.1	169.1
Amortization of intangible assets	92.4	92.1
Operating income	306.2	228.4
Interest expense, net	93.7	100.1
Other expense, net	9.2	1.1
Income before income tax expense	203.3	127.2
Income tax expense	17.5	11.0
Equity in net loss of affiliates	0.2	0.5
Net income	185.6	115.7

Basic earnings per common share:	$1.22	$0.76
Diluted earnings per common share:	$1.21	$0.76

Weighted average shares outstanding:
Basic	152.5	151.5
Diluted	153.4	152.0

Entegris, Inc. - page 5 of 13

Entegris, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In millions)
(Unaudited)

	Jun 27, 2026	Dec 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$353.6	$360.4
Trade accounts and notes receivable, net	559.1	458.7
Inventories, net	703.9	643.2
Deferred tax charges and refundable income taxes	30.1	35.1
Other current assets	138.2	140.8
Total current assets	1,784.9	1,638.2
Property, plant and equipment, net	1,624.5	1,636.1
Right-of-use assets	114.3	108.7
Goodwill	3,948.9	3,946.7
Intangible assets, net	814.7	906.9
Deferred tax assets and other noncurrent tax assets	115.9	91.6
Other noncurrent assets	15.3	22.3
Total assets	$8,418.5	$8,350.5
LIABILITIES AND EQUITY
Current liabilities
Accounts payable	$242.8	$171.5
Accrued liabilities	275.3	234.7
Income taxes payable	67.3	82.4
Total current liabilities	585.4	488.6
Long-term debt	3,456.0	3,697.6
Long-term lease liabilities	104.0	98.6
Other liabilities	116.9	112.3
Shareholders’ equity	4,156.2	3,953.4
Total liabilities and equity	$8,418.5	$8,350.5

Entegris, Inc. - page 6 of 13

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(In millions)
(unaudited)

	Three months ended		Six months ended
	Jun 27, 2026	Jun 28, 2025	Jun 27, 2026	Jun 28, 2025
Operating activities:
Net income	$93.6	$52.8	$185.6	$115.7
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	34.4	51.3	68.5	101.2
Amortization	46.1	46.0	92.4	92.1
Share-based compensation expense	18.4	18.6	35.1	32.0
Provision for deferred income taxes	(5.1)	(19.3)	(23.6)	(35.5)
Other	21.8	22.8	42.0	42.0
Changes in operating assets and liabilities:
Trade accounts and notes receivable	(29.1)	10.3	(101.2)	8.8
Inventories	(68.0)	(31.0)	(83.3)	(76.2)
Accounts payable and accrued liabilities	50.7	(35.3)	114.5	(25.7)
Income taxes payable and refundable income taxes	(22.7)	(18.1)	(8.3)	(12.5)
Other	16.1	15.4	17.5	12.0
Net cash provided by operating activities	156.2	113.5	339.2	253.9
Investing activities:
Acquisition of property, plant and equipment	(39.3)	(66.5)	(80.8)	(174.5)
Proceeds from government incentives	3.4	—	5.4	—
Other	(0.3)	(0.1)	0.8	(0.4)
Net cash used in investing activities	(36.2)	(66.6)	(74.6)	(174.9)
Financing activities:
Proceeds from debt	—	327.0	65.0	507.0
Payments of debt	(200.0)	(327.0)	(315.0)	(507.0)
Payments for debt issuance costs	(2.0)	—	(2.0)	—
Payments for dividends	(15.4)	(15.2)	(30.8)	(30.6)
Issuance of common stock	18.2	0.1	32.5	1.5
Taxes paid related to net share settlement of equity awards	(8.7)	(2.1)	(18.8)	(10.1)
Other	(0.6)	(0.6)	(1.0)	(1.0)
Net cash used in financing activities	(208.5)	(17.8)	(270.1)	(40.2)
Effect of exchange rate changes on cash and cash equivalents	(0.6)	6.8	(1.3)	8.8
Increase in cash and cash equivalents	(89.1)	35.9	(6.8)	47.6
Cash and cash equivalents at beginning of period	442.7	340.9	360.4	329.2
Cash and cash equivalents at end of period	$353.6	$376.8	$353.6	$376.8
Entegris, Inc. - page 7 of 13

Entegris, Inc. and Subsidiaries
Segment Information
(In millions)
(Unaudited)

	Three months ended			Six months ended
Net sales	Jun 27, 2026	Jun 28, 2025	Mar 28, 2026	Jun 27, 2026	Jun 28, 2025
Materials Solutions	$371.3	$354.9	$351.1	$722.4	$696.3
Advanced Purity Solutions	514.6	439.9	463.6	978.2	873.8
Inter-segment elimination	(2.7)	(2.4)	(2.8)	(5.5)	(4.5)
Total net sales	$883.2	$792.4	$811.9	$1,695.1	$1,565.6

	Three months ended			Six months ended
Segment profit	Jun 27, 2026	Jun 28, 2025	Mar 28, 2026	Jun 27, 2026	Jun 28, 2025
Materials Solutions	$77.7	$72.5	$75.9	$153.6	$147.5
Advanced Purity Solutions	150.9	95.9	133.6	284.5	204.0
Total segment profit	228.6	168.4	209.5	438.1	351.5
Amortization of intangibles	(46.1)	(46.0)	(46.3)	(92.4)	(92.1)
Unallocated expenses	(17.9)	(16.3)	(21.6)	(39.5)	(31.0)
Total operating income	$164.6	$106.1	$141.6	$306.2	$228.4

Entegris, Inc. - page 8 of 13

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Gross Profit to Adjusted Gross Profit
(In millions)
(Unaudited)

	Three months ended			Six months ended
	Jun 27, 2026	Jun 28, 2025	Mar 28, 2026	Jun 27, 2026	Jun 28, 2025
Net sales	$883.2	$792.4	$811.9	$1,695.1	$1,565.6
Gross profit-GAAP	$420.0	$351.5	$380.8	$800.8	$708.0
Adjustments to gross profit:
Restructuring costs (1)	0.2	2.1	0.3	0.5	2.3
Adjusted gross profit	$420.2	$353.6	$381.1	$801.3	$710.3

Gross margin - as a % of net sales	47.6%	44.4%	46.9%	47.2%	45.2%
Adjusted gross margin - as a % of net sales	47.6%	44.6%	46.9%	47.3%	45.4%
(1) Restructuring charges resulting from discrete cost saving initiatives inclusive of employee termination benefit and asset impairment charges, primarily related to (i) an internal reorganization, combining two complementary divisions into one and realigning our customer facing organization, (ii) workforce reductions and (iii) the wind-down of the Company’s Life Sciences Fluid Management business.

Entegris, Inc. - page 9 of 13

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Segment Profit to Adjusted Operating Income
(In millions)
(Unaudited)

	Three months ended			Six months ended
Adjusted segment profit	Jun 27, 2026	Jun 28, 2025	Mar 28, 2026	Jun 27, 2026	Jun 28, 2025
MS segment profit	$77.7	$72.5	$75.9	$153.6	$147.5
Restructuring costs (1)	—	3.0	1.2	1.2	3.1
MS adjusted segment profit	$77.7	$75.5	$77.1	$154.8	$150.6

APS segment profit	$150.9	$95.9	$133.6	$284.5	$204.0
Restructuring costs (1)	4.9	9.9	1.5	6.4	12.2
APS adjusted segment profit	$155.8	$105.8	$135.1	$290.9	$216.2

Unallocated general and administrative expenses	$17.9	$16.3	$21.6	$39.5	$31.0
Less: unallocated restructuring costs (1)	(0.7)	(0.4)	(1.4)	(2.1)	(0.4)
Adjusted unallocated general and administrative expenses	$17.2	$15.9	$20.2	$37.4	$30.6

Total adjusted segment profit	$233.5	$181.3	$212.2	$445.7	$366.8
Less: adjusted unallocated general and administrative expenses	(17.2)	(15.9)	(20.2)	(37.4)	(30.6)
Total adjusted operating income	$216.3	$165.4	$192.0	$408.3	$336.2
(1) Restructuring charges resulting from discrete cost saving initiatives inclusive of employee termination benefit and asset impairment charges, primarily related to (i) an internal reorganization, combining two complementary divisions into one and realigning our customer facing organization, (ii) workforce reductions and (iii) the wind-down of the Company’s Life Sciences Fluid Management business.

Entegris, Inc. - page 10 of 13

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA
(In millions)
(Unaudited)

	Three months ended			Six months ended
	Jun 27, 2026	Jun 28, 2025	Mar 28, 2026	Jun 27, 2026	Jun 28, 2025
Net sales	$883.2	$792.4	$811.9	$1,695.1	$1,565.6
Net income	$93.6	$52.8	$92.0	$185.6	$115.7
Net income - as a % of net sales	10.6%	6.7%	11.3%	10.9%	7.4%
Adjustments to net income:
Equity in net loss of affiliates	—	0.2	0.2	0.2	0.5
Income tax expense	16.5	2.8	1.0	17.5	11.0
Interest expense, net	46.7	50.5	47.0	93.7	100.1
Other expense, net	7.8	(0.2)	1.4	9.2	1.1
GAAP - Operating income	164.6	106.1	141.6	306.2	228.4
Operating margin - as a % of net sales	18.6%	13.4%	17.4%	18.1%	14.6%
Restructuring costs (1)	5.6	13.3	4.1	9.7	15.7
Amortization of intangible assets (2)	46.1	46.0	46.3	92.4	92.1
Adjusted operating income	216.3	165.4	192.0	408.3	336.2
Adjusted operating margin - as a % of net sales	24.5%	20.9%	23.6%	24.1%	21.5%
Depreciation	34.4	51.3	34.1	68.5	101.2
Adjusted EBITDA	$250.7	$216.7	$226.1	$476.8	$437.4
Adjusted EBITDA - as a % of net sales	28.4%	27.3%	27.8%	28.1%	27.9%
(1) Restructuring charges resulting from discrete cost saving initiatives inclusive of employee termination benefit and asset impairment charges, primarily related to (i) an internal reorganization, combining two complementary divisions into one and realigning our customer facing organization, (ii) workforce reductions and (iii) the wind-down of the Company’s Life Sciences Fluid Management business.
(2) Non-cash amortization expense associated with intangibles acquired in acquisitions.

Entegris, Inc. - page 11 of 13

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share
(In millions, except per share data)
(Unaudited)

	Three months ended			Six months ended
	Jun 27, 2026	Jun 28, 2025	Mar 28, 2026	Jun 27, 2026	Jun 28, 2025
GAAP net income	$93.6	$52.8	$92.0	$185.6	$115.7
Adjustments to net income:
Restructuring costs (1)	5.6	13.3	4.1	9.7	15.7
Equity investment impairment (2)	6.7	—	—	6.7	—
Loss on extinguishment of debt (3)	1.7	—	0.5	2.2	—
Amortization of intangible assets (4)	46.1	46.0	46.3	92.4	92.1
Tax effect of adjustments to net income and discrete tax items (5)	(11.0)	(11.5)	(10.4)	(21.4)	(21.4)
Non-GAAP net income	$142.7	$100.6	$132.5	$275.2	$202.1

Diluted earnings per common share	$0.61	$0.35	$0.60	$1.21	$0.76
Effect of adjustments to net income	$0.32	$0.31	$0.26	$0.58	$0.57
Diluted non-GAAP earnings per common share	$0.93	$0.66	$0.86	$1.79	$1.33

Diluted weighted averages shares outstanding	153.6	151.9	153.2	153.4	152.0
(1) Restructuring charges resulting from discrete cost saving initiatives inclusive of employee termination benefit and asset impairment charges, primarily related to (i) an internal reorganization, combining two complementary divisions into one and realigning our customer facing organization, (ii) workforce reductions and (iii) the wind-down of the Company’s Life Sciences Fluid Management business.
(2) Equity investment impairment.
(3) Loss on extinguishment of debt of our Term Loan Facility in 2026.
(4) Non-cash amortization expense associated with intangibles acquired in acquisitions.
(5) The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate for each respective year.
Entegris, Inc. - page 12 of 13

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Outlook to Non-GAAP Outlook *
(In millions, except per share data)
(Unaudited)

Third Quarter Outlook
Reconciliation GAAP Operating Margin to non-GAAP Operating Margin and Adjusted EBITDA Margin	September 26, 2026
Net sales	$905 - $935
GAAP - Operating income	$174 - $189
Operating margin - as a % of net sales	19.2% - 20.2%
Amortization of intangible assets	45
Adjusted operating income	$219 - $234
Adjusted operating margin - as a % of net sales	24.2% - 25.1%
Depreciation	34
Adjusted EBITDA	$253- $269
Adjusted EBITDA - as a % of net sales	28.0% - 29.0%

Third Quarter Outlook
Reconciliation GAAP net income to non-GAAP net income	September 26, 2026
GAAP net income	$116 - $128
Adjustments to net income:
Amortization of intangible assets	45
Income tax effect	(13)
Non-GAAP net income	$148 - $160

Third Quarter Outlook
Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share	September 26, 2026
Diluted earnings per common share	$0.75 - $0.83
Adjustments to earnings per share:
Amortization of intangible assets	0.29
Income tax effect	(0.08)
Diluted non-GAAP earnings per common share	$0.96 - $1.04

*As a result of displaying amounts in millions, rounding differences may exist in the tables.

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Entegris, Inc. - page 13 of 13